UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 3, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 3, 2012, the board of directors (the “Board”) of Laredo Petroleum Holdings, Inc. (the “Company”), upon recommendation by the compensation committee of the Board (the “Compensation Committee”), granted restricted shares of the Company’s common stock (“Restricted Stock”) and options to purchase shares of the Company’s common stock (the “Stock Options”) to the senior officers of the Company and employees of Laredo Petroleum, Inc., a wholly-owned subsidiary of the Company, and its other subsidiaries (collectively, “Laredo”), as well as performance units (the “Performance Units”) to the senior officers of the Company. The grants were made pursuant to the Company’s 2011 Omnibus Equity Incentive Plan (the “Plan”), which was approved by the Company’s stockholders in November 2011.

The shares of Restricted Stock are subject to forfeiture until vested.  So long as the recipient of Restricted Stock is an employee of Laredo, the shares or Restricted Stock granted to each recipient will vest, and the transfer restrictions thereon will lapse, pursuant to the following schedule: (i) 33% of the shares of Restricted Stock will vest on the first anniversary of the grant date, (ii) 33% of the shares of Restricted Stock will vest on the second anniversary of the grant date and (iii) the balance of the Restricted Stock will vest on the third anniversary of the grant date. Each recipient will forfeit his or her unvested shares of Restricted Stock if the recipient’s employment with Laredo is terminated by Laredo or the Company for any reason or if the recipient resigns (in either case, other than for death or disability).

The Stock Options are subject to the following vesting schedule: 25% will vest on the first anniversary of the date of the grant and incrementally 25% on each anniversary thereafter, so long as the optionee is an employee of Laredo. The unvested portion of a Stock Option will expire upon termination of employment of the optionee, and the vested portion of a Stock Option will remain exercisable for (i) one year following termination of employment by reason of the optionee’s death or disability or (ii) 90 days for any other reason, other than for cause. Both the unvested and vested (but unexercised) portion of a Stock Option will expire upon the termination of the optionee’s employment by Laredo for cause. Unless sooner terminated, the Stock Option will expire if and to the extent it is not exercised within ten years from the date of the grant.

The Performance Units granted to each recipient are payable in cash based upon the achievement by the Company over a performance period commencing on January 1, 2012 and ending on December 31, 2014 of performance goals established by the Compensation Committee.  The amount of cash payable will be determined by multiplying the number of Performance Units granted by $100 and multiplying that product by the total shareholder return modifier (“TSR Modifier”), which is the percentage, if any, achieved by attainment of the following performance goals for the performance period, as certified by the administrator: (i) if the Company’s total shareholder return (“TSR”) measured against the Company’s peer group is below the 40th percentile, the TSR Modifier is 0%, (ii) if the TSR measured against the Company’s peer group is in the 40th percentile, the TSR Modifier is 50%, (iii) if the TSR measured against the Company’s peer group is in the 60th percentile, the TSR Modifier is 100% and (iv) if the TSR measured against the Company’s peer group is in the 80th percentile, the TSR Modifier is 200%, with 200% being the maximum and the Compensation Committee interpolating all points above the 40th percentile threshold and the maximum.  TSR for the Company and each of the peer companies is determined by dividing (i) the end average stock price plus dividends minus the start average stock price by (ii) the start average stock price, with the average stock price being the average closing stock price for the 30 trading days immediately preceding the beginning of each of the performance period and the maturity date, as reported on the stock exchange on which such shares are listed.  Each recipient will forfeit his or her Performance Units if the recipient’s employment with Laredo or the Company is terminated by Laredo or the Company for any reason or if the recipient resigns (in either case, other than for death or disability).  If the employment is terminated due to death or disability, the recipient is entitled to receive a pro-rated Performance Unit.

The grants made to the named executive officers are as follows: Randy A. Foutch: 31,780 shares of Restricted Stock, 62,868 Stock Options, 13,500 Performance Units; Jerry R. Schuyler: 12,138 shares of Restricted Stock, 24,012 Stock Options, 5,156 Performance Units; W. Mark Womble: 11,329 shares of Restricted Stock, 22,411 Stock Options, 4,813 Performance Units; Patrick J. Curth: 10,681 shares of Restricted

Stock, 21,131 Stock Options, 4,538 Performance Units; John E. Minton: 6,474 shares of Restricted Stock, 12,806 Stock Options, 2,750 Performance Units.

The preceding description is qualified in its entirety by reference to the terms of the restricted stock agreement, stock option agreement and performance compensation award agreement, forms of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 9, 2012, the Company posted a corporate presentation (the “Corporate Presentation”) on its website at www.laredopetro.com.  A copy of the Corporate Presentation is also attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this 7.01 in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1#	Form of Restricted Stock Agreement
10.2#	Form of Stock Option Agreement
10.3#	Form of Performance Compensation Award Agreement
99.1*	Corporate Presentation by the Company dated February 2012

# Management contract or compensatory plan or arrangement

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: February 9, 2012	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1#	Form of Restricted Stock Agreement
10.2#	Form of Stock Option Agreement
10.3#	Form of Performance Compensation Award Agreement
99.1*	Corporate Presentation by the Company dated February 2012

# Management contract or compensatory plan or arrangement

* Furnished herewith